UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 19, 2019 (February 15, 2019)

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2019, the Board of Directors of TCF Financial Corporation (“TCF” or the “Company”) elected Dr. Theresa M. H. Wise as a Director of the Company, effective immediately. Dr. Wise will initially serve on the Technology Committee, Risk Committee, and Finance Committee.

Dr. Wise currently serves as CEO and Principal for Utaza, LLC, a business advisory group focused on IT strategy, customer data analytics, mathematical models for inventory and revenue optimization. Prior to joining Utaza, LLC, Dr. Wise was senior vice president and chief information officer for Delta Air Lines, Inc., a publicly traded airline company, from October 2008 to April 2016. Prior to joining Delta Air Lines, Inc., Dr. Wise held a number of positions at Northwest Airlines Corporation, a formerly publicly traded airline company, including serving as the company’s chief information officer from 2001 until Northwest Airlines Corporation’s merger with Delta Air Lines, Inc. in 2008. Dr. Wise also has served on the board of directors of Impinj, Inc., a publicly traded provider of radio frequency identification devices, software and solutions, since May 2016, and on the board of directors of Midcontinent Independent System Operator, Inc., also known as MISO, a not-for-profit member-based organization that ensures reliable, least-cost delivery of electricity, since 2018. Dr. Wise received a B.A. in Mathematics and Chemistry from St. Olaf College and a Ph.D. and M.S. in Applied Math and Operations Research from Cornell University.

Dr. Wise will be entitled to receive compensation in accordance with the Company’s non-employee director compensation policy, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein. A copy of the press release issued by the Company on February 19, 2019, announcing the election of Dr. Wise as a Director, is furnished, but not filed, hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Non-employee Director Compensation Policy
99.1	Press Release dated, February 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  February 19, 2019